UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2014

SINO Payments, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53537	26-3767331
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Unit G, 18th Floor, Legend Tower
7 Shing Yip Street, Kwun Tong
Kowloon, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 205-6270

(Former name or former address, if changed since last report)

Copies to:

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01 OTHER ITEMS

As of January 1, 2014, SINO Payments, Inc. (the “Company”) had completed all the necessary closing conditions to that certain Share Exchange Agreement entered into between the Company and TIG Investments Group Limited, a Hong Kong limited company (“TIG”) dated November 24, 2011 (the “Share Exchange Agreement”).  Accordingly, as of January 1, 2014, the Share Exchange Agreement between TIG and the Company was deemed closed and all transactions contemplated by such Share Exchange Agreement are complete.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 1, 2014

SINO Payments, Inc.
/s/ Kenneth Tan Seng Wee
By: Kenneth Tan Seng Wee Title: President and Director